UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 August 24, 2005
                            (Date of report; date of
                            earliest event reported)


                         Commission file number: 000-23085


                              POKER TV NETWORK INC
             (Exact name of registrant as specified in its charter)


                   Nevada                                  20-3102617
        (State or other jurisdiction of                 (I.R.S. Employer
        incorporation or organization)                 Identification No.)


                             2620 S. Maryland Parkway
                           Suite 181, Las Vegas, Nevada
                                     89109
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (702) 445-1393
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS


	On August 24, 2005, Poker TV Network, Inc. (Pink Sheets: PKTV) announced today that they have acquired several poker related Internet propertiesincluding http://www.PokerUpdates.com http://www.PokerMediaNetwork.com and http://www.PokerTalkShow.com from web broadcasting pioneer Eric Rosenberg.

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ITEM 5.02  ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

	Poker TV Network Inc announced that Eric Rosenberg will join the company as Chief Operations Officer and Production Coordinator as well as hold a seat on the Board of Directors.

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Item 9.01      Financial Statements and Exhibits.

          (c)  Exhibits.

               The following exhibits are filed as part of this Report:


               Exhibit   Description
               Number

               EX-99.1   Press Release 8-24-2005



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     POKER TV NETWORK INC
                                     -------------------------------------
                                     (Registrant)



Dated:        August 26, 2005         /s/  EDWARD WOLFF
              ----------------       -------------------------------------
                                     Edward Wolff
                                     Secretary and Chief Financial Officer